SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     November 16, 2005 (November 15, 2005)

                              Market Central, Inc.

         Delaware                     0-22969                      59-3562953
(State or other jurisdiction    (Commission File ID No.)      (IRS Employer No.)
     of incorporation)

                                6701 Carmel Road
                                    Suite 205
                               Charlotte, NC 28226
                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

On November 15, 2005, Market Central, Inc. (d.b.a Scientigo(TM)) issued a press release announcing that Continental DataGraphics (CDG), a Boeing Company, has licensed Scientigo's `Tigo IDR' technology for intelligent document recognition. Under the terms of the agreement, CDG will utilize Scientigo's intelligent document recognition technology to support their digital document and content management solutions, enabling CDG's Digital Document Solutions group to provide its clients with faster and more accurate automated document indexing and organization. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

         Not applicable.

(b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits

         99.1 Press Release on the license agreement with Continental DataGraphics.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 Market Central, Inc.
                                 (Registrant)


Dated: November 16, 2005         By:  /s/ Clifford Clark
                                 ---------------------------------------
                                 Clifford Clark, Chief Financial Officer






























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